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Dear Fellow Shareholders:

    The year ended July 31, 1997 was one of the most remarkable in the history of the stock market. Low inflation, relative peace worldwide, and strong business spending patterns all contributed to an extraordinary rise in equity markets. We benefitted from the trend. During the 12 months ended July 31, 1997 the Domini Social Equity Fund rose 54.01%*, while the Standard & Poor's 500 rose 52.14%. Through most of this period, large companies with highly predictable earnings led the rally and, due to our strong representation in such companies, the Fund benefitted.

    I am frequently asked how the social criteria were applied in constructing the Domini 400 Social Index and how they are used in maintaining it. The creation of the Domini 400 Social Index (DSI) was an exercise undertaken by Kinder, Lydenberg, Domini & Co., Inc. (KLD) eight years ago. The first step was to survey and reflect the standards for social screening at that time. It was hoped that the DSI would provide a way of measuring the cost or benefit of applying these generally accepted social screens to an investable universe. Conventional investors had the Standard & Poor's 500 to help them understand the trends in stock markets and social investors needed an index of their own.

    In constructing the DSI we had to walk a tight-rope held aloft by two strong poles. These poles represented the two constituent customers of socially screened portfolios. On the one hand there are investors who seek to avoid profiting from manufacturers of alcohol, tobacco, gaming, nuclear power and military weapons. On the other are investors who wish to define the quality of the interaction between corporations and the world around them. We therefore took an absolute exclusionary stance on the industries represented by the first constituency and, in evaluating the needs of the second constituency, we attempted to include any industry which was not explicitly excluded by the first constituency. Next, as we sought to reflect the market behavior of the stocks available, we evaluated the quality of a company's social profile and set a level that reflected roughly the better half of companies.

    The Domini 400 Social Index was launched May 1, 1990 and since then it has been maintained with an eye towards the lowest possible turnover. As corporate merger activity picked up throughout the years, we needed to evaluate not only companies merging with each other but also companies dividing themselves into two or three new entities. Furthermore, a certain number of corporations' social profiles deteriorated to the point that it was necessary to remove them from the Index. Throughout it all, however, the DSI has managed to maintain its integrity as a low turnover, passive reflection of the investable universe available to socially responsible investors.

    At Domini Social Investments we believe that the application of social criteria to investments gives you more than a means of reflecting your values. It is also a means of reflecting those values back to the management teams at the corpora-
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tions we evaluate. Through years of dialogue (necessary to construct our social profiles), we have been able to help management teams understand the social investment environment and the concerns our shareholders have. It is our belief that the screening process leads us to investments in companies with strong and positive corporate cultures. This annual report is dedicated to the corporations and the community. We trust you will find it informative and interesting.

    Thank you for your continued support of both this fund and socially responsible investing.

                   Sincerely yours,

                   Amy L. Domini

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    COMMUNITY Communities around the world are pressing for socially responsible corporate policies with regard to environmental practices, labor agreements and working conditions. But sustainable community development does not stop there. A healthy community requires investment in its people, its places and its institutions. The text below is representative of the innovative community initiatives which corporations are supporting throughout the country. It is by no means all inclusive, but we hope it gives you a sense of what socially responsible companies can and are doing to improve the quality of life for their surrounding communities as well as under served populations around the country.

    All the companies whose stock is held by the Domini Social Equity Portfolio meet multiple standards for corporate accountability. We avoid companies in the business of manufacturing alcohol and tobacco products as well as those that provide gambling services or equipment. We seek to avoid companies that sell weapons or are in the nuclear power industry. In addition, we evaluate a company's social profile by weighing both strengths and weaknesses in the areas of community impact, employee relations, the environment, product safety and usefulness, non-U.S. operations, and diversity.

    The "bellwether" issues Kinder, Lydenberg, Domini & Co., Inc. (KLD) evaluates to identify strengths and weaknesses within the area of COMMUNITY follow.

AREAS OF STRENGTH:
A.  GENEROUS GIVING

    The company has consistently given over 1.5% of trailing three-year net earnings before taxes (NEBT) to charity, or has otherwise been notably generous in its giving. Major Strength (two diamonds) if over 5%.

B.  INNOVATIVE GIVING

    The company has a notably innovative giving program that supports nonprofit organizations such as those promoting self-sufficiency among the economically disadvantaged. Companies that permit nontraditional federated charitable giving drives in the workplace are often noted in this section as well.

C.  SUPPORT FOR HOUSING

    The company is a prominent participant in public/private partnerships that support housing initiatives for the economically disadvantaged, e.g., the National Equity Fund or the Enterprise Foundation.

D.  SUPPORT FOR EDUCATION

    The company has either been notably innovative in its support for primary- or secondary-school education, particularly for those programs that benefit the economically disadvantaged, or the company has prominently supported job training programs for youth.

AREAS OF CONCERN:
A.  INVESTMENT CONTROVERSIES

    The company is a financial institution whose local investment practices have led to controversies, particularly ones related to the Community Reinvestment Act.

B.  NEGATIVE ECONOMIC IMPACT

    The company's actions have resulted in major controversies concerning the company's economic impact on the community. These controversies can include issues related to plant closings, plant siting, "put-or-pay" contracts with trash incinerators, or other company actions that adversely affect the quality of life, tax base, or property values in the community.

    Below are listed Domini 400 Social Index stocks which receive a major strength for their contribution to the community and receive no major concern in any of the other issue areas.

    AMERITECH is a telephone holding company which serves Illinois, Indiana, Michigan, Ohio, and Wisconsin. The company has a long history of

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supporting education through its charitable giving programs. In 1995 it emphasized the connection of education to technology with a $10 million program in Michigan to provide discount access rates for public schools to the Internet and training for teachers and students. A grant of $165,000 was given to Associated Colleges of Illinois to explore new ways to use technology in education. Ameritech makes annual $10,000 grants to 20 colleges to attract and support older students, minorities, and disadvantaged students. In 1994 Ameritech estimated it made approximately $30 million of in kind donations, primarily telecommunications equipment to schools for distance learning programs. In 1995 the company initiated a program to donate up to $1,000 per organization where employees volunteer eight or more hours per month. Ameritech requires that participants in some of its management development programs do one half-day of community service.

    AT&T is a provider of long distance telecommunications services. In November 1996, the company adopted a policy under which all of its approximately 128,000 employees became eligible to take one paid day off each year to volunteer with nonprofit organizations. Many companies provide time off for employees to volunteer, but it is unusual for a firm with such a large workforce as AT&T's to actively encourage all employees to participate in volunteering. Through its AT&T CARES (Community Awards Recognizing Employee Service) program, the company allows employees who volunteer more than 50 hours per year with nonprofit organizations to request a company grant of $250 for these organizations. This program was initiated in 1995, and during its first year made 400 grants. Through a project dubbed the AT&T Learning Network, the company initiated a program in November 1995 to provide $150 million over five years to help virtually all elementary and secondary schools in the U.S. obtain free Internet access and voice-messaging services. The company is also a notably strong supporter of the arts and made grants in 1996 to several regional theaters.

    BEN & JERRY'S manufactures and markets premium ice cream, frozen yogurt, and sorbet. The company's operations are located primarily in Vermont. The company's record of charitable donations has been exceptionally generous, with a target of 7.5% of pretax earnings. Employee teams at each of the company's five Vermont sites contribute a day of company time to a community project they choose. These include building a playground structure, a nature trail, and a building for a community-run ski area. The firm's foundation is remarkable in the corporate community for the innovation of its giving. Among 1995 recipients of its grants were the Ward Valley Project to stop the proposal for a nuclear waste dump in Ward Valley, California, Black Workers for Justice in Rocky Mountain, North Carolina; the Dakota Rural Action group, a grassroots advocacy group seeking to reform government policies that lead to shipping hazardous waste and radioactive waste to rural and impoverished communities for disposal; and Pasture Management Outreach in Vermont, working for ecologically and economically beneficial farming. The company has an alliance with the Children's Defense Fund to help raise awareness of children's needs. Ben & Jerry's has given time off and training to its employees to work with the Vermont Campaign to End Childhood Hunger. This organization promotes the implementation of school breakfasts in Vermont public schools.

    In 1995 the company reorganized the foundation so that the nine-member board is composed of company employees chosen by their peers. Fifty percent of foundation giving is distributed nationally by the foundation board, 35% by employee-headed community action teams to programs in Vermont, and 15% by the corporation to support groups such as Business for Social Responsibility. Since 1991 the company has paid premium prices (based on a five-year average of past prices) for milk and cream throughout the year to support Vermont farmers, commenting that "we cannot, in

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good conscience, underpay our family farm suppliers to the point that their livelihood is threatened."

    COCA COLA manufactures and markets soft drinks for the U.S. and the international markets and manufactures and distributes foods, primarily juices. The company is a supporter of the First Nations Development Institute, a community economic development organization that focuses on helping native Americans build sound, sustainable reservation economies. In 1993 the company made a $1 million grant to the United States Holocaust Memorial Museum in Washington, D.C. In 1989 the Coca Cola Foundation committed $50 million over ten years to improve and support education. As of mid-1996, the foundation had exceeded this amount. The program focuses on arts and science, urban, and environmental education, global education programs, minority scholarships, and teacher preparatory programs. As of mid-1996, the foundation had committed $2 million to the Valued Youth Program, which trains young people at risk of dropping out of high school to serve as tutors and mentors for middle school students. The foundation planned to expand the program to six other cities in 1996 and 1997. The company is a major contributor to the Atlanta Neighborhood Development Partnership (ANDP), one of several community development organizations established around the time Atlanta won its bid to host the 1996 Olympics. In 1995 the company donated $300,000 to ANDP to identify and preserve low-cost housing for low- to middle-income families.

    WALT DISNEY is an entertainment company which produces and distributes films, musical records and television programs; and operates the ABC television network, theme parks and the Disney stores. While Disney does not disclose charitable giving figures, according to the Corporate Giving Watch newsletter, the company contributes $20 million annually to local charities, mainly focusing on children, families, education, environmental conservation, and the arts. In early 1997, Disney announced its employees would provide one million volunteer hours with nonprofit organizations through the year 2000. As part of this program, employees of The Disney Store will work closely with the Boys and Girls Clubs of America. In June 1996, Disney announced that it would open a store in the Harlem USA Development Project shopping mall. The company has agreed to hire store managers and staff from Harlem. In 1995 the company agreed to work with five federal agencies to bring recreational equipment and an outdoor camping experience to city youth as part of the Wonderful Outdoor World (WOW) project. The company is a supporter of the Pediatric AIDS Foundations. One of the company's ice hockey rinks in Anaheim facilitates an inner-city youth program called Growth Opportunities through Athletics, Learning and Service (GOALS). Established by Disney as a public charity in 1994, the program works with several hundred underprivileged children each year. The Disney-sponsored Challenge Program in Florida aims to keep at-risk youth in school through a work/study arrangement based at the Magic Kingdom and Disney University.

    In 1996 Disney was a major contributor to the New York Public Library. The company also pledged $2 million to the Orlando Performing Arts Center to build a new complex in downtown Orlando. The company funds 20 four-year university scholarships each year for high school seniors in Florida, and since 1990 it has sponsored the annual American Teacher Awards, which are televised on The Disney Channel.

    FANNIE MAE (FEDERAL NATIONAL MORTGAGE ASSOCIATION) provides liquidity to the home mortgage markets by buying mortgages from lending institutions and issuing mortgage-backed securities, thereby creating a secondary market for these mortgages. Since 1991, under the leadership of its director, Harriet Ivey, Fannie Mae's foundation has initiated an innovative series of major multi year grants. In 1994 the company announced that it would commit $1 million over five years to support preventative and primary clinical health

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services for economically disadvantaged women. In 1994 the company contributed
$1.7 million toward the establishment of the National Center for Lead Safe Housing which is dedicated to preventing lead poisoning in children. Also in 1994, the company made $1.29 million in grants to housing counseling organizations and committed $1 million to high school education programs examining the roles of racism and tolerance in society. The company is a supporter of the First Nations Development Institute, a community economic development organization that focuses on helping native Americans build sound, sustainable reservation economies. In 1995 Fannie Mae was one of twenty corporations to provide first-year funding for the Minority Business Information Center. In December 1995, Fannie Mae announced plans to contribute $350 million to its foundation as part of a broad plan to expand national affordable housing and anti-discrimination programs. The foundation expects to be able to donate between $50 million to $70 million a year as a result of this new capital. In March 1995, Fannie Mae announced that it would commit $1 trillion in financing through the year 2000 to purchase mortgages from minority and low-income neighborhoods. According to a June 1994 Business Week article, some $850 billion of this amount would already be available under the company's current lending guidelines, but Fannie Mae planned to loosen its criteria for other mortgages that it purchases. Some low-income home buyers would only be required to make a 3% downpayment, for example.

    Fannie Mae's foundation is one of few corporate foundations to make program related investments (PRIs). PRIs are low-interest loans or investments with below-market-rate returns made by foundations to nonprofit organizations whose mission meets the foundation's goals. For example, a foundation PRI may consist of a loan to help capitalize a revolving loan fund for affordable housing run by a community organization. The foundation makes the PRI with its assets, usually expects a modest return on this investment, and eventually expects the investment to be returned to its asset base. In 1994 Fannie Mae made a commitment to place some $9.7 million in PRIs through 1996. This is a highly unusual decision within the corporate foundation world. The company's foundation had approximately $22.1 million in assets at that time.

    GENERAL MILLS processes and markets packaged foods. In FY 1996, the General Mills Foundation donated 2.85% ($16 million) of trailing three-year net earnings before taxes (NEBT) to charity. The foundation has as a giving target 3% of domestic pretax earnings. Forty percent of foundation contributions go to operating support of existing programs, which is unusual for foundations and indicates the company's long-term commitment to communities. General Mills' support for volunteerism includes a program at corporate headquarters that links the skills of employees and retirees with the needs of community groups. In 1997 General Mills plans to initiate an innovative educational grants program. At certain secondary schools in Minneapolis, Minnesota, and Toledo, Ohio, students from 8th through 12th grades will be able to apply each year for up to $2,000 in scholarship funds which, when awarded, will be set aside for their college education. At the same time, the secondary schools themselves will be eligible for comparable grants as part of this program. In 1996 over one-third of foundation giving went to pre-collegiate education, an increase from 13% in 1994. Contributions included $100,000 to the Albuquerque public schools and $30,000 to the Minneapolis Youth Trust school partnerships. The company is supplying significant funding for a project of the Executive Leadership Council, formed by leading African American corporate executives. The key demonstration project provides information technology transfer to historically black colleges and universities. The company also provides matching grants for employee contributions to educational and other nonprofit institutions.

    HASBRO manufactures and markets toys and related items, including games and preschool and infant products. Grants in 1995 included a program to create safe children's play gardens within existing community gardens and a program in Missouri providing services for homeless preschoolers and their families, including day care and family therapy. In 1996 Hasbro's Children's Foundation grants included $25,000 to a math and science program for elementary and middle school girls in East Harlem, New York, and $40,000 for remedial reading specialist at Boys Harbor in New York. Grants in 1995 included funding for a literacy project for Navajo youth and a program in the public schools of Eugene, Oregon, providing computer training and family trips for low-income parents to help their children succeed in school. In 1994 Hasbro added five new schools to its program focused on community-centered education. The company has maintained its headquarters in Pawtucket, Rhode Island, a city which has been economically depressed for several years. Hasbro's charitable giving in Rhode Island has also been substantial.

    The firm is a member of Businesses for Social Responsibility, a trade association in Washington, D.C., that seeks to increase corporate responsibility in the U.S. In 1996 Hasbro joined an innovative private-public partnership in Rhode Island to encourage businesses to offer employee benefits to adoptive or foster parents. Hasbro has offered adoption benefits for several years.

    HOME DEPOT operates retail do-it-yourself home improvement stores. In 1995 the company's volunteer program, called Team Depot, received the 1995 President's Service award in recognition of innovation, mobilization of volunteers, and ongoing community involvement to meet community needs. Suzanne Apple, as director of community affairs, coordinates the teams that contribute to such programs as City of Hope for cancer research, disaster relief programs, and INROADS, an internship program for at-risk youth. In 1995 the company donated $100,000 worth of merchandise for rescue efforts in the Oklahoma City bombing in 1995. In August 1994, the company announced a donation of $2 million in cash and $2 million in products and services to sponsor the August 1996 Paralympic Games for athletes with physical impairments. The company is also a sponsor of City Year programs in Boston, Chicago, and San Jose. The company has invested in several affordable housing public/private partnerships, including Greater Miami Neighborhoods and the Long Island Housing Partnership. As of 1995, the company's volunteers had participated in 60 Habitat for Humanity construction projects. In 1995 approximately 42% of the budget went to housing and 25% to at-risk youth. The company matches employee charitable donations dollar for dollar up to $500. In 1994 the company decentralized its charitable giving program and allocated the funds to store managers, who in turn decided what community endeavors to support.

    MAY DEPARTMENT STORES COMPANY operates 346 department stores nationwide, including eight regional chains. In FY 1995 the company donated 1.6% ($14 million) of trailing three-year net earnings before taxes (NEBT) to charity. The company is a national sponsor of the Older Adult Service and Information System (OASIS), an organization that services the elderly, and provides permanent meeting areas in its department stores for OASIS centers. There are currently 43 centers throughout the country. In 1995 May contributed over $850,000 to the OASIS Institute in St. Louis, Missouri, and $250,000 for the OASIS intergenerational tutoring program in St. Louis. In 1995 company donations to AIDS service organizations was approximately $250,000, including $200,000 to the National Community AIDS Partnership in Washington, D.C. In 1995 the company reported that it contributed $140,000 to the St. Louis Equity Fund, a Local Initiatives Support Coalition (LISC) fund that supports low-income housing in the St. Louis metro area and $200,000 to the Regional Housing Alliance of St. Louis. In addition, May contributed

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$190,000 to the Young Womens Christian Association, $165,000 to INROADS,
$125,000 to the Make-A-Wish Foundation, and $67,000 for breast cancer research in New York and Virginia.

    MEDTRONIC manufactures and markets medical products for slow, irregular, and fast heartbeats, vascular and cardiac surgery, including angioplasty catheters and heart valves, and neurostimulation products and drug administration systems. In FY 1997, the company donated 1.5% ($7.1 million) of trailing three-year net earnings before taxes (NEBT) to charity. Medtronic also made product donations valued at $1.4 million. The majority of the company's donations are directed toward education with a focus on science for pre-collegiate students. Education is supported through the STAR (Science and Technology are Rewarding) program which aims to improve K-12 science education. The program has expanded from the Minneapolis and St. Paul, Minnesota, schools, and as of 1996 supported more than 100 projects involving over 128,000 students and teachers. The program also targets economically disadvantaged, female, and minority students. In 1995 the STAR program was recognized by the Conference Board as the best in its class for innovative corporate-sponsored education programs.

    POLAROID designs, manufactures, and markets instant photographic cameras, films, electronic imaging devices, and polarized filters and lenses. In 1995 the company donated approximately $2.3 million through grants, scholarships, matching contributions, and in-kind gifts to charity. Historically, Polaroid's charitable giving has consistently exceeded 1.5% of earnings. A committee of 50 employees from all levels of the company allocates its charitable donations. More than most other U.S. corporations, Polaroid has supported initiatives to address domestic violence. Grants to community organizations and programs in 1994 included $30,000 to Cambridge Community Services, $40,000 to Community Works, $25,000 to the Neighborhood Development Support Collaborative of Boston, and $25,000 to People Acting in Community Endeavors. In 1993 it funded the start of the Jane Doe Safety Fund, a project of the Massachusetts Coalition of Battered Women's Service Group. It is participating in a Harvard School of Public Health study of ten corporate Employee Assistance Programs attempting to grapple with the effects of domestic violence in the workplace. Polaroid's CEO project encourages local businesses to adopt women's shelters. The company has also sponsored several educational symposia on domestic violence. Polaroid has been a sponsor of KidCare, a children's safety project of the National Center for Missing and Exploited Children. The company contributes its film and cameras for the creation of photo IDs for children and takes part in training events.

    PROCTER & GAMBLE manufactures and markets laundry and cleaning products, paper products, beauty care products food and beverages, and health care products. In FY 1995, the company donated 1.60% ($41.85 million) of trailing three-year net earnings before taxes (NEBT) to charity, down from 2.17% the previous year. That year Procter & Gamble also made in-kind donations it values at approximately $12.87 million. Contributions in FY 1996 included $1,302,450 for Cincinnati K-12 Education Initiatives/Programs (up from $707,150 the previous year) and $20,000 for the Leadership Conference on Education Reform. Among its other education-related grants that year were $460,000 to the United Negro College Fund, $60,000 to Tuskegee University, and $50,000 to the National Action Council for Minorities in Engineering. The company is also a strong supporter of the Cincinnati Youth Collaborative. Among the company's other FY 1996 grants were $365,000 to the National Council of Negro Women, $50,000 to the Colorado's Children's Campaign, $40,000 to the Children's Defense Fund, and $70,000 to Second Harvest. In August 1996, it contributed $500,000 to the National Urban League's Youth Development Fund. Its FY 1995 grants included $5 million to a job creation and community development project

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in Norwich, New York, to support economic development in that city and $215,000 to the Nature Conservancy. The company is a strong supporter of the arts in its headquarters city of Cincinnati, Ohio.

    TIMBERLAND manufactures and markets footwear and accessories and apparel under the Timberland brand name. In 1995 Timberland became the largest private contributor of funds to City Year, a Boston-based community service organization for young adults, by pledging $5 million over five years. City Year has been widely praised as an "urban peace corps" that recruits young people to work on human service projects with city agencies. Timberland has also launched a line of apparel and accessories labeled "City Year Gear." The profits are divided between City Year and the company stores for a community service fund. In addition to its financial support for City Year, Timberland has developed a highly unusual relationship with this nonprofit organization. The company has used City Year personnel to provide diversity training for Timberland's employees. The company provides City Year members with a full line of clothing and footwear. Jeffrey Swartz serves on City Year's board of directors.

    Timberland has a notably strong employee volunteer program. It allows all full time and part time employees up to 32 hours annually to work on community service projects, half of which are chosen by the company and half by the employee. The firm stresses to all its employees that volunteerism is part of the company culture through a number of means, including publication of a company newsletter that focuses on its volunteer efforts. In 1992 the company initiated a worldwide ad campaign aimed at counteracting a rising tide of racism, particularly in Germany. The campaign had as its slogan "Give Racism The Boot."

    VERMONT FINANCIAL SERVICES CORP is a holding company whose subsidiaries provide banking services in Vermont. In addition to traditional banking services, the bank offers the Socially Responsible Banking Fund which accounts for approximately 10% of total FY 1995 deposits. In 1995 the company donated 1.93% ($225,000) of trailing three-year net earnings before taxes (NEBT) to charity. In 1996 the bank's Socially Responsible Banking (SRB) Fund committed another $2 million to support low-income housing in the Rutland area. It had already committed $1.25 for 17 units in the Rutland area in 1994. In 1995 the SRB Fund provided a $925,000 loan as well as a grant of $325,000 to the Lake Champlain Housing Development Corporation for construction of 28 low-to-moderate-income housing units in Burlington. The project is structured as a cooperative, so that each tenant assumes a portion of the mortgage. In 1989 Vermont National Bank established the SRB Fund which enables depositors to earmark their deposits for loans to local enterprises and projects that have positive community impact. Flexible loans are made in five community areas, including affordable housing, education, agricultural, conservation and environmental, and small and dual bottom line businesses.

    In 1996 the SRB Fund established a revolving loan fund for Vermont organic farmers to obtain small, low interest loans for purchase of small equipment and other needs. The SRB Fund also provided 0% loans for a specialty cheese manufacturer, who in turn made 0% loans to local goat farmers. Other loans included a mortgage for a parent child center. Funding in 1994 and 1995 included financial advice and a mortgage that fostered the survival of an art therapy program in North Bennington, Vermont, and loans to an organic dairy business. Through its SRB Fund the bank provides significant support for low-income housing in Vermont. The bank also offers two affinity credit cards. For one card, a portion of each purchase made is donated to Coop America, a nonprofit organization promoting cooperatively

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owned businesses in the U.S. and abroad. For the other card, 1% of the users'
purchases go to nonprofit organizations providing a range of services to children in Vermont.

    WACHOVIA is a regional banking company with operations in North Carolina, Georgia, South Carolina. The banks provide retail banking for individuals, small businesses, and corporations. According to a 1996 study by the Community Reinvestment Performance Ratings of CANICCOR, a church-supported nonprofit group specializing in the analysis of federal data on bank mortgages, the company's federal Community Reinvestment Act (CRA) performance examinations for 1994 were 50% above the industry average. CRA performance evaluations are conducted each year by federal regulators to establish the banking industry's record of meeting community credit needs. In 1994 CRA evaluations resulted in "Outstanding" ratings at all Wachovia subsidiary banks. The Wachovia Bank of North Carolina has received this rating for three consecutive years. Wachovia has invested in low-income housing tax credits and equity financing for low-income multifamily housing. In 1995 total investments in these properties amounted to $12.6 million, including $500,000 to the Atlanta Housing Equity Fund and $5 million to the North Carolina Equity Fund for similar investments. Wachovia also participates in the North Carolina Community Investment Corporation and the Delaware Community Investment Corporation, funds that provide long-term mortgage loans for affordable multifamily properties. Charitable donations in 1995 included a second payment of $300,000 to the Atlanta Neighborhood Development Partnership for renovations of low-to-moderate-income neighborhoods, $200,000 to the East Lake Community Foundation in Atlanta and $125,000 to Atlanta projects, $425,000 to Greenville, South Carolina, $30,000 to the Local Initiatives Support Corporation, and $200,000 to Habitat for Humanity.

    WHIRLPOOL manufactures and markets major appliances including home laundry appliances, home refrigerators and air conditioners, and other home appliances. Among its major brand names are Whirlpool, Kenmore, KitchenAid, and Speed Queen. In 1996 the company donated 1.5% ($4.6 million) of trailing three-year net earnings before taxes (NEBT) to charity. In 1996 and 1995 Whirlpool made substantial contributions to numerous innovative programs supporting women. In 1996 the company gave $20,000 to the Young Womens Christian Association for a 24-hour resource and referral line for women, $20,000 to the National Hispana Leadership Institute to evaluate and duplicate a training program for Hispanic women, and $24,000 over three years to the Raintree Girl Scout Council of Evansville, Indiana, to support anti-bias programs on cultural diversity for young girls. In 1996 the company donated $73,950 to the Eleanor Roosevelt Fund of the American Association of University Women Educational Foundation which supports women schoolteachers nationwide who are committed to promoting gender equity in the classroom. In 1996 and 1995, the company respectively donated $75,100 and $129,000 to the Andrews University Center for Intercultural Relations to promote greater awareness and sensitivity to people from different ethnic and cultural backgrounds in the Benton Harbor and St. Joseph, Michigan, area. In 1995, the company donated $82,000 over three years to the 9-to-5 Working Women Education Fund in Milwaukee for the professional development of women in non-management positions, $200,000 to the Families and Work Institute for the research of social issues impacting women, and $100,000 over two years to the Family Violence Prevention Fund.

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                    COMPARISON OF $10,000 INVESTMENT IN THE
                     DOMINI SOCIAL EQUITY FUND AND S&P 500+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            AVERAGE ANNUAL TOTAL RETURN
1 Year ended 7/31/97                                         54.01%
5 Years ended 7/31/97                                        18.86%
Inception (6/3/91) to 7/31/97                                16.71%
DOLLARS (Thousands)                                       DSE FUND*     S&P 500
30-Jun-91                                                $10,000.00  $10,000.00
31-Jul-91                                                 10,465.70   10,506.86
30-Oct-91                                                 10,674.88   10,591.34
31-Jan-92                                                 11,203.28   11,269.64
30-Apr-92                                                 11,454.23   11,269.64
31-Jul-92                                                 11,801.92   11,804.16
31-Oct-92                                                 11,736.87   12,070.98
31-Jan-93                                                 12,386.89   12,893.76
30-Apr-93                                                 12,510.53   12,624.91
31-Jul-93                                                 12,829.98   12,985.98
31-Oct-93                                                 13,486.75   13,646.10
31-Jan-94                                                 13,978.90   13,949.68
30-Apr-94                                                 13,174.70   13,205.70
31-Jul-94                                                 13,491.02   13,367.19
31-Oct-94                                                 14,007.09   13,852.07
31-Jan-95                                                 14,052.53   13,976.43
30-Apr-95                                                 15,472.00   15,208.32
31-Jul-95                                                 17,008.21   16,723.38
31-Oct-95                                                 17,706.34   17,410.34
31-Jan-96                                                 19,479.20   18,851.41
30-Apr-96                                                 20,142.09   19,488.13
31-Jul-96                                                 19,823.67   19,083.06
31-Oct-96                                                 21,970.19   21,208.48
31-Jan-97                                                 24,607.55   23,967.20
30-Apr-97                                                 25,202.21   24,763.04
31-Jul-97                                                 30,153.87   29,389.35
Past performance is not predictive of future
performance.

+ The performance information in this chart represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Fund began investing in the stocks comprising the Domini Social Index on June 3, 1991. The above chart begins on June 30, 1991.

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JULY 31, 1997
--------------------------------------------------------------------------------

  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  COMMON STOCKS -- 99.1%
  APPAREL -- 0.9%
       Brown Group, Inc.........    1,400  $     24,500
       Hartmarx Corp. (b).......    2,300        17,394
       Liz Claiborne............    5,300       253,738
       Nike, Inc................   21,900     1,364,644
       Osh Kosh B'Gosh..........      800        17,100
       Phillips-Van Heusen
        Corp....................    1,900        26,600
       Reebok International Ltd.
        (b).....................    4,100       211,663
       Russell Corp.............    2,700        78,806
       Springs Industries,
        Inc.....................    1,600        77,400
       Stride Rite Corp.........    3,400        46,113
       Timberland Co. (b).......      600        38,775
       V.F. Corp................    4,800       430,800
                                           ------------
                                              2,587,533
                                           ------------
  BANKING -- 7.8%
       Banc One Corp............   43,695     2,452,382
       BankAmerica Corp.........   53,900     4,069,250
       BankBoston Corp..........   11,100       942,806
       Bankers Trust New York
        Corp....................    5,800       586,888
       Barnett Banks, Inc.......   15,000       854,063
       CoreStates Financial
        Corp....................   15,600       962,325
       Fifth Third Bancorp......   12,050       761,409
       First Chicago NBD
        Corp....................   23,606     1,791,105
       J P Morgan & Co. Inc.....   13,900     1,610,663
       Mellon Bank Corp.........   19,500       983,531
       Norwest Corp.............   28,200     1,778,363
       PNC Bank Corp............   24,300     1,111,725
       SunTrust Banks, Inc......   16,600     1,065,512
       Vermont Financial
        Services Corp...........      200        10,100
       Wachovia Corp............   12,200       786,900
       Washington Mutual,
        Inc.....................   18,880     1,305,080
       Wells Fargo & Co.........    6,700     1,842,081
                                           ------------
                                             22,914,183
                                           ------------
  COMMERCIAL PRODUCTS AND SERVICES -- 1.7%
       Avery Dennison Corp......    7,900       348,588
       Cintas Corp..............    3,400       222,700
       DeVry Inc. (b)...........    2,700        79,313
       Deluxe Corp..............    6,200       206,538
       HON Industries, Inc......    2,300       137,425
       Harland (John H.) Co.....    2,300        45,138
       Herman Miller, Inc.......    3,600       178,650

  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  COMMERCIAL PRODUCTS AND SERVICES -- CONTINUED
       Ikon Office Solutions
        Inc.....................   10,000  $    291,875
       Kelly Services...........    2,775        83,944
       Moore Corp. Ltd..........    6,300       136,631
       National Service
        Industries..............    3,600       177,525
       New England Business
        Services, Inc...........      800        23,600
       Pitney Bowes, Inc........   11,000       826,375
       Standard Register........    2,000        64,750
       Tennant Co...............    1,000        35,500
       Xerox Corp...............   24,500     2,015,125
                                           ------------
                                              4,873,677
                                           ------------
  CONSTRUCTION -- 0.2%
       Apogee Enterprises,
        Inc.....................    2,000        42,750
       Centex Corp..............    2,400       133,800
       Fleetwood Enterprises,
        Inc.....................    2,400        77,850
       Granite Construction
        Inc.....................    1,100        22,825
       Kaufman & Broad Home
        Corp....................    2,700        57,713
       Rouse Co.................    5,100       151,406
       Skyline Corp.............      500        12,719
       TJ International, Inc....    3,500        85,750
                                           ------------
                                                584,813
                                           ------------
  ENERGY -- 3.0%
       ARCO Chemical Co.........    7,400       334,850
       Amoco Corp...............   37,400     3,515,600
       Anadarko Petroleum
        Corp....................    4,500       314,438
       Apache Corp..............    6,800       239,700
       Atlantic Richfield Co....   24,400     1,825,426
       Consolidated Natural
        Gas.....................    7,000       405,125
       Helmerich & Payne Inc....    2,100       141,356
       Louisiana Land &
        Exploration Co..........    2,800       197,750
       Monterey Resources
        Inc.....................    3,087        47,085
       Oryx Energy Co. (b)......    8,100       199,969
       Pennzoil Co..............    3,300       257,813
       Rowan Companies, Inc.
        (b).....................    6,600       216,975
       Santa Fe Energy
        Resources, Inc. (b).....    7,000        60,375
       Sun Co., Inc.............    5,600       200,550
       Western Atlas, Inc.
        (b).....................    4,100       326,206
       Williams Companies,
        Inc.....................   12,000       549,000
                                           ------------
                                              8,832,218
                                           ------------

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1997
--------------------------------------------------------------------------------

  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  FINANCIAL SERVICES -- 5.7%
       A.G. Edwards, Inc........    4,825  $    203,856
       Ahmanson (H.F.) &
        Company.................    7,600       404,225
       American Express Co......   35,700     2,989,875
       Beneficial Corp..........    4,000       290,000
       Block (H. & R.), Inc.....    8,000       306,500
       Dime Bancorp, Inc........    8,000       160,500
       Federal Home Loan
        Mortgage Corp...........   52,600     1,896,888
       Federal National Mortgage
        Association.............   80,800     3,822,850
       First Fed Financial Corp.
        (b).....................      600        20,700
       Golden West Financial
        Corp....................    4,300       361,738
       Household International
        Inc.....................    8,100     1,048,950
       MBIA, Inc................    3,200       377,600
       MBNA, Corp...............   25,300     1,138,500
       Merrill Lynch & Co.,
        Inc.....................   25,000     1,760,937
       Piper Jaffrey Inc........    1,500        32,156
       Schwab (Charles) & Co.,
        Inc.....................   13,200       617,925
       Student Loan Marketing
        Association.............    4,300       644,731
       Transamerica Corp........    5,000       504,375
       Value Line, Inc..........      500        20,250
       Wesco Financial Corp.....      400       116,000
                                           ------------
                                             16,718,556
                                           ------------
  FOODS & BEVERAGES -- 9.3%
       Ben & Jerry's (b)........      700         9,013
       CPC International,
        Inc.....................   10,900     1,045,718
       Campbell Soup Co.........   35,100     1,820,813
       Coca-Cola Co.............  188,500    13,053,625
       Fleming Companies,
        Inc.....................    2,500        39,844
       General Mills, Inc.......   12,200       843,325
       Heinz (H.J.) Co..........   27,800     1,284,013
       Hershey Foods Corp.......   11,600       640,900
       Kellogg Co...............   15,700     1,442,438
       Natures Sunshine
        Products, Inc...........    1,100        22,550
       Odwalla, Inc. (b)........    1,300        13,163
       Pepsico, Inc.............  116,500     4,463,406
       Quaker Oats Co...........   10,500       537,469
       Ralston-Purina Group.....    8,100       731,025
  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  FOODS & BEVERAGES -- CONTINUED
       SUPERVALUE, Inc..........    4,600  $    186,300
       Smucker (J.M.) Co........    2,100        50,663
       Sysco Corp...............   13,200       492,525
       Tootsie Roll Industries,
        Inc.....................    1,779        87,188
       Wrigley (Wm.) Jr. Co.....    8,800       677,050
                                           ------------
                                             27,441,028
                                           ------------
  HEALTH CARE -- 8.3%
       ALZA Corp. (b)...........    6,400       206,800
       Acuson Corp. (b).........    2,000        52,625
       Allergan, Inc............    4,800       153,300
       Angelica Corp............      800        15,400
       Becton Dickinson & Co....    9,300       498,713
       Bergen Brunswig Corp.....    3,618       107,636
       Biomet, Inc..............    8,400       167,475
       Boston Scientific Corp.
        (b).....................   14,700     1,054,725
       Forest Laboratories, Inc.
        (b).....................    2,900       131,950
       Humana, Inc. (b).........   12,300       299,813
       Johnson & Johnson........  101,300     6,312,256
       Manor Care, Inc..........    4,700       155,100
       Marquette Medical
        Systems, Inc.--
        Class A (b).............    1,500        38,625
       Medtronic, Inc...........   18,000     1,570,500
       Merck & Co., Inc.........   91,700     9,531,069
       Mylan Labs, Inc..........    9,700       163,688
       Oxford Health
        Plans, Inc. (b).........    5,900       495,969
       Schering-Plough Corp.....   55,400     3,022,763
       St. Jude Medical, Inc.
        (b).....................    6,900       281,606
       Stryker Corp.............    7,400       288,600
       Sunrise Medical, Inc.
        (b).....................    1,500        22,500
       United American
        Healthcare Corp. (b)....      300         2,063
                                           ------------
                                             24,573,176
                                           ------------
  HOUSEHOLD GOODS -- 5.0%
       Alberto Culver Co.--
        Class B.................    4,300       120,669
       Avon Products, Inc.......   10,000       725,625
       Bassett Furniture
        Industries, Inc.........      900        27,000
       Black & Decker Corp......    7,400       311,725
       Church & Dwight Co.,
        Inc.....................    4,400       130,625
       Clorox Co................    3,900       544,538
       Colgate-Palmolive Co.....   22,300     1,689,225

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1997
--------------------------------------------------------------------------------

  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  HOUSEHOLD GOODS -- CONTINUED
       Fedders Corp.............    2,700  $     16,369
       Handleman Co. (b)........    2,500        16,094
       Harman International
        Industries..............    1,230        48,893
       Hasbro Inc...............    9,850       302,272
       Huffy Corp...............      700        10,325
       Leggett & Platt, Inc.....    7,000       317,625
       Mattel, Inc..............   22,085       767,454
       Maytag Corp..............    7,400       215,988
       Newell Co................   12,100       507,444
       Oneida Ltd...............      800        23,600
       Procter & Gamble Co......   51,300     7,804,012
       Rubbermaid, Inc..........   11,300       294,506
       Shaw Industries..........   10,000       106,875
       Snap-On Inc..............    4,450       183,563
       Stanhome, Inc............    1,100        36,231
       Stanley Works............    6,700       303,594
       Thomas Industries Inc....      800        23,700
       Whirlpool Corp...........    5,700       285,000
                                           ------------
                                             14,812,952
                                           ------------
  INSURANCE -- 6.6%
       Aetna, Inc...............   11,370     1,295,469
       American General Corp....   18,162       967,127
       American International
        Group...................   52,400     5,580,600
       Chubb Corp...............   13,200       930,600
       Cigna Corp...............    5,600     1,117,200
       Cincinnati Financial
        Corp....................    3,995       330,087
       General Re Corp..........    6,100     1,274,138
       Hartford Steam Boiler,
        Inc.....................    1,600        89,200
       Jefferson Pilot Corp.....    5,500       390,844
       Lincoln National Corp....    7,800       554,775
       Marsh & McLennan
        Companies, Inc..........   12,500       967,969
       Providian Financial
        Corp....................    7,100       278,231
       ReliaStar Financial
        Corp....................    2,800       214,725
       SAFECO Corp..............    9,800       469,175
       St. Paul Cos.............    6,300       494,156
       Torchmark Corp...........    5,200       414,050
       Travelers, Inc...........   48,500     3,488,969
       UNUM Corp................   10,700       476,150
       USF&G Corp...............    8,400       206,325
                                           ------------
                                             19,539,790
                                           ------------
  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  MEDIA -- 3.4%
       Disney (Walt) Co.........   51,400  $  4,153,763
       BET Holdings, Inc.--
        Class A (b).............      900        36,000
       Banta Corp...............    2,350        64,919
       Comcast Corp.............   26,500       601,219
       Dow Jones & Co., Inc.....    7,300       315,269
       Harcourt General Inc.....    5,200       245,700
       King World Productions
        Inc.....................    2,700       109,013
       Lee Enterprises, Inc.....    3,500        89,688
       McGraw-Hill Companies....    7,800       528,938
       Media General, Inc.--
        Class A.................    1,900        67,450
       Meredith Corp............    3,900       107,981
       New York Times Co........    7,300       366,825
       R.R. Donnelley & Sons....   11,100       446,081
       Scholastic Corp. (b).....    2,200        77,550
       Tele-Communications,
        Inc.--Series A (b)......   50,100       857,962
       Times Mirror Co.--Class
        A.......................    7,500       409,687
       US West Media Group......   45,900     1,012,669
       Viacom Inc.--Class A
        (b).....................    4,900       149,756
       Washington Post Co.......      800       331,000
                                           ------------
                                              9,971,470
                                           ------------
  MISCELLANEOUS -- 1.8%
       Cross (A.T.).............      900         7,988
       American Greetings
        Corp....................    5,800       194,300
       Avnet, Inc...............    3,400       223,763
       Bemis Co.................    3,900       179,156
       CPI Corp.................      600        12,225
       Case Corp................    5,600       349,650
       Deere & Co...............   19,200     1,092,000
       General Signal...........    4,000       196,750
       Gibson Greetings Inc.
        (b).....................      900        20,363
       Hillenbrand Industries
        Inc.....................    5,300       243,138
       Hunt Manufacturing,
        Inc.....................      600        12,713
       Ionics, Inc. (b).........    1,400        59,325
       Jostens Inc..............    2,600        67,113
       Marriott International,
        Inc.....................    9,600       660,000
       Omnicom Group............    6,200       432,838
       Polaroid Corp............    3,400       202,300
       Sealed Air Corp. (b).....    3,400       159,375
       Service Corp.
        International...........   18,100       615,400
       Sonoco Products Co.......    6,805       226,692

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1997
--------------------------------------------------------------------------------

  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  MISCELLANEOUS -- CONTINUED
       Toro Co..................      800  $     29,200
       Whitman Corp.............    7,700       194,425
                                           ------------
                                              5,178,714
                                           ------------
  MISCELLANEOUS MANUFACTURING -- 2.2%
       Applied Materials, Inc.
        (b).....................   13,700     1,258,687
       CLARCOR Inc..............      900        23,344
       Cincinnati Milacron......    2,800        78,400
       Crown Cork & Seal,
        Inc.....................    9,800       495,513
       Dionex Corp. (b).........      800        36,500
       Fastenal Co..............    2,700       151,031
       Gerber Scientific Inc....    1,700        35,913
       Graco Inc................    1,450        47,759
       Illinois Tool Works
        Inc.....................   18,800       975,250
       Isco, Inc................      300         2,438
       James River Corp.........    6,300       259,481
       Kimberly-Clark Corp......   42,564     2,157,463
       Lawson Prods. Inc........      800        21,000
       Millipore Corp...........    3,300       145,819
       Nordson Corp.............    1,500        91,500
       Philip Services (b)......    1,527        22,722
       Thermo Electron Corp.....   11,330       387,344
       WH Brady Co.--Class A....    1,400        41,475
       Watts Industries Inc.--
        Class A.................    1,900        47,975
       Wellman, Inc.............    2,200        50,050
       Zurn Industries, Inc.....      700        20,694
                                           ------------
                                              6,350,358
                                           ------------
  RESOURCE DEVELOPMENT -- 1.9%
       Air Products &
        Chemicals...............    8,300       731,956
       Aluminum Company of
        America.................   13,100     1,159,350
       Battle Mountain Gold
        Co......................   17,300        96,231
       BetzDearborn Inc.........    2,000       131,000
       Cabot Corp...............    5,200       147,225
       Calgon Carbon Corp.......    2,700        36,450
       Consolidated Papers,
        Inc.....................    3,400       202,725
       Cyprus Amax Minerals
        Co......................    7,000       177,625
       Echo Bay Mines Ltd.
        (b).....................   10,600        53,000
       Fuller H. B. Co..........    1,300        67,113
       Inland Steel Industries,
        Inc.....................    3,600        82,575
       Mead Corp................    3,700       266,400
       Morton International
        Inc.-- New..............   10,700       357,781
       Nalco Chemical...........    4,900       199,981
  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  RESOURCE DEVELOPMENT -- CONTINUED
       Nucor Corp...............    6,650  $    412,716
       Praxair, Inc.............   11,900       655,987
       Sigma-Aldrich Corp.......    7,800       270,075
       Westvaco Corp............    7,900       264,156
       Worthington Industries...    7,300       144,632
                                           ------------
                                              5,456,978
                                           ------------
  RETAIL -- 9.6%
       Albertson's, Inc.........   18,900       700,481
       American Stores Co.......   20,900       527,725
       Bob Evans Farms..........    3,000        49,875
       CVS Corp.................   12,600       716,625
       Charming Shoppes Inc.
        (b).....................    7,900        46,413
       Circuit City Stores......    7,500       271,875
       Claire's Stores Inc......    3,200        68,800
       Costco Companies Inc.
        (b).....................   15,915       602,781
       Dayton-Hudson Corp.......   16,400     1,059,850
       Dillards Inc.--Class A
        Stock...................    8,600       325,188
       Dollar General...........    6,659       292,996
       Egghead Inc. (b).........    1,500         9,563
       Gap, Inc. (The)..........   20,600       915,413
       Giant Food Inc...........    4,400       147,675
       Great Atlantic & Pacific
        Tea Co..................    2,900        79,569
       Hannaford Brothers Co....    3,000       102,375
       Hechinger Co.--Class A
        (b).....................    3,000         7,875
       Home Depot Inc...........   55,449     2,765,519
       International Dairy
        Queen, Inc. (b).........    1,800        44,550
       Kmart Corp. (b)..........   36,800       437,000
       Kroger Co. (b)...........   19,200       567,600
       Land's End, Inc. (b).....    2,200        65,175
       Lillian Vernon Corp......    1,000        16,750
       Longs Drugstores Corp....    2,900        78,119
       Lowe's Companies, Inc....   13,100       492,888
       Luby's Cafeterias,
        Inc.....................    1,800        35,438
       May Department Stores
        Co......................   17,900     1,000,163
       McDonald's Corp..........   52,500     2,821,875
       Mercantile Stores
        Company, Inc............    2,600       174,688
       Nordstrom, Inc...........    5,800       328,788
       Penney (J.C.) Company,
        Inc.....................   18,600     1,088,100
       Ruby Tuesday, Inc........    1,400        35,613

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1997
--------------------------------------------------------------------------------

  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  RETAIL -- CONTINUED
       Ryans Family
        Steakhouse (b)..........    3,600  $     31,050
       Sears Roebuck............   29,600     1,874,050
       Sherwin Williams Co......   13,000       416,813
       Spec's Music, Inc. (b)...      200           125
       Starbucks Corp. (b)......    6,100       249,719
       TCBY Enterprises, Inc....    1,900        13,063
       TJX Cos., Inc............   11,800       352,525
       Tandy Corp...............    4,300       255,581
       The Limited, Inc.........   20,400       455,175
       The Pep Boys.............    4,400       146,300
       Toys 'R' Us, Inc. (b)....   21,520       733,025
       Wal-Mart Stores, Inc.....  172,400     6,475,775
       Walgreen Co..............   18,600     1,050,900
       Whole Foods Market, Inc.
        (b).....................    3,300       113,850
       Woolworth Corp. (b)......   10,200       288,788
                                           ------------
                                             28,334,084
                                           ------------
  TECHNOLOGY -- 22.5%
       AT&T Corp................  123,700     4,553,706
       Advanced Micro
        Devices (b).............   10,800       378,675
       Amdahl Corp. (b).........    9,300       109,856
       American Power Conversion
        Corp. (b)...............    6,900       171,638
       Analog Devices (b).......   12,100       380,394
       Apple Computer, Inc......    9,600       168,000
       Autodesk, Inc............    3,500       148,313
       Automatic Data
        Processing, Inc.........   22,200     1,098,900
       Baldor Electric Co.......    1,900        59,375
       Borland International
        Inc. (b)................    2,400        19,800
       Broderbund Software,
        Inc. (b)................    1,400        30,363
       Cisco Systems, Inc.
        (b).....................   50,400     4,009,950
       Compaq Computer (b)......   51,900     2,964,788
       Computer Associates
        International Inc.......   27,400     1,864,913
       Cooper Industries,
        Inc.....................    9,000       500,063
       DSC Communications (b)...    8,900       262,550
       Digital Equipment Corp.
        (b).....................   11,600       477,775
       Grainger (W.W.), Inc.....    3,900       374,400
       Hewlett-Packard Company..   77,200     5,408,825
       Hubbell Inc.--Class B....    5,160       245,423
  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  TECHNOLOGY -- CONTINUED
       Hutchinson Technology
        Inc. (b)................    1,200  $     36,975
       Intel Corp...............  124,600    11,439,838
       International Business
        Machines................   75,500     7,984,125
       MCI Communications
        Corp....................   52,000     1,836,250
       Merix Corp. (b)..........      300         5,250
       Micron Technology,
        Inc.....................   15,900       774,131
       Microsoft Corp. (b)......   91,100    12,890,650
       Molex Inc................    9,650       375,747
       National Semiconductor
        Corp. (b)...............   10,700       337,050
       Novell Inc...............   26,200       198,546
       Perkin-Elmer Corp........    3,300       269,363
       Quarterdeck Corp. (b)....    2,900         8,338
       Raychem Corp.............    3,100       300,700
       Shared Medical Systems
        Corp....................    1,900       102,600
       Solectron Corp. (b)......    4,300       339,163
       Sprint Corp..............   32,500     1,608,750
       Stratus Computer, Inc.
        (b).....................    1,900       103,550
       Sun Microsystems, Inc.
        (b).....................   27,900     1,274,681
       Tandem Computers,
        Inc. (b)................    8,800       258,500
       Tektronix, Inc...........    2,500       154,375
       Tellabs, Inc. (b)........   13,600       814,300
       Thomas & Betts Corp......    4,200       239,925
       3 Com Corp. (b)..........   25,100     1,372,656
       Xilinx, Inc. (b).........    5,600       265,300
                                           ------------
                                             66,218,470
                                           ------------
  TRANSPORTATION -- 1.8%
       AMR Corp. (b)............    6,800       731,425
       Airborne Freight Corp....    1,700        83,406
       Alaska Air Group, Inc.
        (b).....................      800        23,650
       CSX Corp.................   16,400     1,012,700
       Consolidated Freightways
        Corp. (b)...............    1,700        25,819
       Delta Air Lines, Inc.....    5,300       471,038
       Federal Express Corp.
        (b).....................    8,700       561,694
       GATX Corp................    1,700       104,656
       Norfolk Southern Corp....    9,500     1,052,125
       Roadway Express Inc......    1,600        36,625
       Ryder System.............    5,600       200,550
       Southern New England
        Telecommunication
        Corp....................    4,900       194,775
       Southwest Airlines,
        Inc.....................   11,000       321,062
       UAL Corp. (b)............    4,500       369,281

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1997
--------------------------------------------------------------------------------

  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  TRANSPORTATION -- CONTINUED
       Yellow Corp. (b).........    2,000  $     54,000
                                           ------------
                                              5,242,806
                                           ------------
  UTILITIES -- 6.9%
       AGL Resources Inc........    4,100        85,844
       American Water Works
        Co......................    5,900       127,956
       Ameritech Corp...........   41,800     2,818,888
       Bell Atlantic Corp.......   33,300     2,416,331
       BellSouth Corp...........   75,500     3,576,813
       Brooklyn Union Gas Co....    3,900       117,244
       CalEnergy, Inc. (b)......    4,800       193,500
       Citizens Utilities--
        Class A (b).............   13,966       117,846
       Connecticut Energy
        Corp....................      700        15,969
       Eastern Enterprises......    1,600        57,300
       El Paso Natural Gas
        Co......................    4,600       265,938
       Energen Corp.............    1,100        39,875
       Enron Corp...............   23,100       876,356
       Equitable Resources,
        Inc.....................    2,400        71,550
       Frontier Corp............   12,400       255,750
       Idaho Power Co...........    2,700        87,581
       LG & E Energy Corp.......    4,700       102,519
       MCN Corp.................    5,800       183,788
       NICOR, Inc...............    3,900       142,838
       NYNEX Corp...............   33,200     1,840,525
       Northwestern Public
        Service Co..............    1,500        28,125
       Oge Energy Corp..........    3,100       141,825
       Oneok Inc................    2,000        70,000
       Pacific Enterprises......    6,300       210,656
       Peoples Energy Corp......    2,400        92,100
       Potomac Electric Power...    9,000       200,813
       Public Service Co. of
        Colorado................    4,800       199,800
       SBC Communications,
        Inc.....................   69,459     4,111,093
  ISSUER                          SHARES      VALUE
  ------------------------------  -------  ------------
  UTILITIES -- CONTINUED
       Sonat, Inc...............    6,500  $    324,188
       Telephone and Data
        Systems, Inc............    4,400       168,850
       US West, Inc. (b)........   36,100     1,319,906
       Washington Gas Light.....    3,300        85,800
                                           ------------
                                             20,347,567
                                           ------------
  VEHICLE COMPONENTS -- 0.5%
       Cooper Tire & Rubber
        Co......................    5,700       142,144
       Cummins Engine Co.,
        Inc.....................    2,900       227,650
       Dana Corp................    8,000       363,500
       Federal-Mogul Corp.......    2,400        84,900
       Genuine Parts............   13,600       443,700
       Modine Mfg. Co...........    2,100        65,625
       SPX Corp. (b)............      800        41,600
       Smith (A.O.) Corp........    1,200        42,975
       Spartan Motors, Inc......      700         6,213
                                           ------------
                                              1,418,307
                                           ------------
      TOTAL INVESTMENTS -- 99.1%.........   291,396,680
      OTHER ASSETS, LESS LIABILITIES --
       0.9%..............................       962,290
                                           ------------
      NET ASSETS --100.0%................  $292,358,970
                                           ------------
                                           ------------

------------
(a)The aggregate cost for federal income tax purposes is $200,235,272, the aggregate gross unrealized appreciation is $92,193,207, and the aggregate gross unrealized depreciation is $1,031,799, resulting in net unrealized appreciation of $91,161,408.

(b) Non-income producing security.

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997
--------------------------------------------------------------------------------

 ASSETS:
     Investments at value (Cost $200,235,272)......................  $291,396,680
     Cash..........................................................     3,566,465
     Dividends receivable..........................................       378,347
                                                                     ------------
         Total assets..............................................   295,341,492
                                                                     ------------

 LIABILITIES:
     Payable for securities purchased..............................     2,932,971
     Expense payment fee payable (Note 2)..........................        49,551
                                                                     ------------
         Total liabilities.........................................     2,982,522
                                                                     ------------
 NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS..........  $292,358,970
                                                                     ------------
                                                                     ------------
 NET ASSETS CONSIST OF:
     Paid-in capital...............................................  $292,358,970
                                                                     ------------
                                                                     ------------

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
     Dividends (net of foreign withholding tax of $536)..............  $ 2,657,798

 EXPENSES:
     Expense payment and sponsorship fees............................      417,522
     Custody fees offset by compensating balances....................       70,377
                                                                       -----------
     Total expenses..................................................      487,899
                                                                       -----------
         Fees paid indirectly........................................      (70,377)
                                                                       -----------
         Net expenses................................................      417,522
                                                                       -----------
 NET INVESTMENT INCOME...............................................    2,240,276

 NET REALIZED GAIN ON INVESTMENTS
     Proceeds from sales................................  $ 2,468,457
     Cost of securities sold............................    2,035,040
                                                          -----------
         Net realized gain on investments............................      433,417
 NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS
     Beginning of year..................................   16,620,535
     End of year........................................   91,161,408
                                                          -----------
         Net change in unrealized appreciation.......................   74,540,873
                                                                       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................  $77,214,566
                                                                       -----------
                                                                       -----------

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         YEAR ENDED   YEAR ENDED
                                                          JULY 31,     JULY 31,
                                                            1997         1996
                                                        ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
     Net investment income............................  $  2,240,276  $ 1,132,780
     Net realized gain on investments.................       433,417      697,337
     Net change in unrealized appreciation of
       investments....................................    74,540,873    6,861,507
                                                        ------------  -----------
         Net Increase in Net Assets Resulting from
           Operations.................................    77,214,566    8,691,624
                                                        ------------  -----------
 TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
     Additions........................................   137,135,556   52,533,365
     Reductions.......................................   (22,391,710) (14,827,219)
                                                        ------------  -----------
         Net Increase in Net Assets from Transactions
           in Investors' Beneficial Interests.........   114,743,846   37,706,146
                                                        ------------  -----------
             Total Increase in Net Assets.............   191,958,412   46,397,770

 NET ASSETS:
     Beginning of year................................   100,400,558   54,002,788
                                                        ------------  -----------
     End of year......................................  $292,358,970  $100,400,558
                                                        ------------  -----------
                                                        ------------  -----------

 -------------------------------------------------------------------------------------------

                                                                             YEAR ENDED
                                           -------------------------------------------------------------------------------
                                           JULY 31, 1997    JULY 31, 1996    JULY 31, 1995   JULY 31, 1994   JULY 31, 1993
                                           --------------   --------------   -------------   -------------   -------------
 FINANCIAL HIGHLIGHTS
     Ratio of net investment income to
       average net assets................      1.34%(1)         1.48%(1)        1.85%(2)         2.13%(2)        1.88%
     Ratio of expenses to average net
       assets............................      0.29%(1)         0.59%(1)        0.43%(2)         0.29%(2)        0.29%
     Portfolio turnover rate.............         1%               5%              6%               8%              4%
     Average commission rate paid per
       share.............................   $0.0512          $0.0496              --               --              --

--------------------------------------------------------------------------------

(1) Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expenses for the years ended July 31, 1997 and July 31, 1996 would have been 1.34% and 0.25% and 1.14% and 0.85% respectively.

(2) Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995 and 1994 would have been 1.75% and 0.53% and 2.00% and 0.42%
    respectively.

(3)Ratio of total expenses to average net assets for the years ended July 31, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.25% and 0.50% for the years ended July 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the Index Portfolio's Adviser. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.

    (A) VALUATION OF INVESTMENTS: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

    (B)  DIVIDEND INCOME:  Dividend income is recorded on the ex-dividend date.

    (C) FEDERAL TAXES: The Index Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for Federal taxes is deemed necessary.

    (D) OTHER: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2.  TRANSACTIONS WITH AFFILIATES.

    (A) INVESTMENT ADVISORY FEES: The Index Portfolio has retained KLD as the Investment Adviser of the Index Portfolio. The services provided by KLD consist of the determination of the stocks to be included in the Index and evaluating, in accordance with KLD's criteria, debt securities which may be purchased by the Index Portfolio. For its services under the Investment Advisory Agreement, KLD receives from the Index Portfolio a fee accrued daily at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets. Prior to October 4, 1996, KLD received an investment advisory fee accrued daily at an annual rate equal to 0.050% of the Index Portfolio's average daily net assets.

    (B) INVESTMENT MANAGEMENT FEES: The Index Portfolio has retained Mellon Equity Associates ("MEA") as the Investment Manager of the Index Portfolio. MEA does not determine the composition of the Index. Under the Management Agreement, the Index Portfolio pays MEA an investment management fee equal on an annual basis to 0.10% of the Index Portfolio's average daily net assets. Prior to October 4, 1996 MEA received a fee based on the following percentages of the Index Portfolio's average daily net assets for its then-current fiscal year:
0.10% of assets up to $50 million; 0.30% of assets

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JULY 31, 1997
--------------------------------------------------------------------------------
between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million.

    (C) SPONSOR FEES: Pursuant to a Sponsorship Agreement dated November 6, 1996, KLD agreed to pay all of the ordinary operating expenses of the Index Portfolio except the sponsorship fee and excluding brokerage fees and commissions, interest, taxes and extraordinary expenses. Under this arrangement, KLD receives sponsorship fees from the Index Portfolio at an annual rate equal to 0.20% of the average daily net assets of the Index Portfolio. From October 4, 1996 to November 5, 1996 the Administrator, Signature Broker-Dealer Services, Inc. ("Signature"), received expense payment fees from the Index Portfolio at an annual rate equal to 0.20% of the average daily net assets of the Index Portfolio, and prior to October 4, 1996, at an annual rate equal to 0.50% of the average daily net assets of the Index Portfolio. The Sponsorship Arrangement is scheduled to terminate on December 31, 1999. For the year ended July 31, 1997, the Sponsor and Administrator incurred approximately $370,950 in expenses on behalf of the Index Portfolio.

    (D) ADMINISTRATION FEES: Pursuant to an Administrative Services Agreement between KLD and Signature, Signature serves as Administrator of the Index Portfolio. Certain officers of Signature serve as officers and trustees to the Index Portfolio. Under the Administrative Services Agreement, Signature provides management and administrative services necessary for the operations of the Index Portfolio, furnishes office space and facilities required for conducting the business of the Index Portfolio and pays the compensation of the Index Portfolio's officers and trustees affiliated with Signature. For these services Signature receives from the KLD a fee accrued daily at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets.

3. INVESTMENT TRANSACTIONS. Purchase and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $119,258,928 and $2,468,457, respectively. Custody fees of the Portfolio were reduced by $70,377 which was compensation for uninvested cash left on deposit with the custodian. Cash balances could have been employed to earn additional income for the Portfolio.

4. MANAGEMENT RESTRUCTURING. On June 30, 1997 the Board of Trustees (the "Board") of the Index Portfolio voted to approve certain management changes (the "Management Restructuring") in order to provide for a more centralized management structure. The Management Restructuring includes the Index Portfolio, subject to shareholder approval, entering into a new management agreement with Domini social Investments LLC to provide investment supervisory and administrative services and a new submanagement agreement with MEA to manage the investment of the Index Portfolio on a day-to-day basis.

    In connection with the Management Restructuring, the Board has also approved the termination of the existing Sponsorship Agreement with KLD, including the expense payment agreement.

                      [LOGO]

                          Independent Auditors' Report

The Board of Trustees
Domini Social Index Portfolio:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Domini Social Index Portfolio as of July 31, 1997, and the related statement of operations for the year then ended, statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by the Portfolio as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Index Portfolio as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                                       [SIG]

Boston, Massachusetts
August 22, 1997

DOMINI SOCIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
    Investment in Domini Social Index Portfolio, at value (Note 1)...........  $ 213,589,722
    Receivable for fund shares sold..........................................        476,356
                                                                               -------------
        Total Assets.........................................................    214,066,078
                                                                               -------------

LIABILITIES:
    Payables for:
        Fund shares repurchased..............................................      1,636,932
        Expense payment fee payable (Note 2).................................        119,554
                                                                               -------------
        Total Liabilities....................................................      1,756,486
                                                                               -------------
NET ASSETS...................................................................  $ 212,309,592
                                                                               -------------
                                                                               -------------
NET ASSETS CONSIST OF:
    Paid-in capital..........................................................  $ 137,170,473
    Undistributed net investment income......................................        133,474
    Accumulated net realized gain from Portfolio.............................        225,844
    Net unrealized appreciation from Portfolio...............................     74,779,801
                                                                               -------------
                                                                               $ 212,309,592
                                                                               -------------
                                                                               -------------
Shares outstanding...........................................................      8,349,302
                                                                               -------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($212,309,592  DIVIDED BY 8,349,302).......................................         $25.43
                                                                                      ------
                                                                                      ------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME FROM DOMINI SOCIAL INDEX PORTFOLIO:
    Investment income from Portfolio...........................................  $ 2,050,506
    Expenses from Portfolio....................................................     (325,583)
                                                                                 -----------
        Net investment income from Portfolio...................................    1,724,923

EXPENSES:
    Expense payment fee (Note 2)...............................................      931,257
                                                                                 -----------
NET INVESTMENT INCOME..........................................................      793,666
                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
    Net realized gain from Portfolio...........................................      313,391
    Net change in unrealized appreciation from Portfolio.......................   57,365,930
                                                                                 -----------
    Net realized and unrealized gain from Portfolio............................   57,679,321
                                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................  $58,472,987
                                                                                 -----------
                                                                                 -----------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED     YEAR ENDED
                                                     JULY 31, 1997  JULY 31, 1996
                                                     -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
     Net investment income.........................   $    793,666    $   738,651
     Net realized gain from Portfolio                      313,391        678,218
     Net change in unrealized appreciation from
       Portfolio                                        57,365,930      7,655,739
                                                     -------------  -------------
       Net Increase in Net Assets from
         Operations................................     58,472,987      9,072,608
                                                     -------------  -------------
 DISTRIBUTIONS AND DIVIDENDS:
     Dividends to shareholders from net investment
       income......................................       (734,467)      (703,445)
     Distributions to shareholders from net
       realized gain...............................       (665,632)      (349,085)
                                                     -------------  -------------
       Net Decrease in Net Assets from
         Distributions and Dividends...............     (1,400,099)    (1,052,530)
                                                     -------------  -------------
 CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of shares..................     91,114,168     36,711,039
     Net asset value of shares issued in
       reinvestment of distributions and
       dividends...................................      1,170,272        831,237
     Payments for shares redeemed..................    (17,962,957)   (19,284,669)
                                                     -------------  -------------
       Net Increase in Net Assets from Capital
         Share Transactions........................     74,321,483     18,257,607
                                                     -------------  -------------
         Total Increase in Net Assets..............    131,394,371     26,277,685

 NET ASSETS:
     Beginning of year.............................     80,915,221     54,637,536
                                                     -------------  -------------
     End of year (including undistributed net
       investment income of $133,474 and $74,275,
       respectively)...............................   $212,309,592    $80,915,221
                                                     -------------  -------------
                                                     -------------  -------------
 OTHER INFORMATION
 SHARE TRANSACTIONS:
     Sold..........................................      4,298,608      2,236,871
     Issued in reinvestment of distributions and
       dividends...................................         57,225         50,571
     Redeemed......................................       (850,791)    (1,122,922)
                                                     -------------  -------------
     Net increase..................................      3,505,042      1,164,520
                                                     -------------  -------------
                                                     -------------  -------------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED JULY 31,
                                           -------------------------------------------------------------------
                                              1997          1996          1995          1994          1993
                                           -----------   -----------   -----------   -----------   -----------
 Net Asset Value, beginning of year......  $ 16.70       $ 14.85       $ 12.13       $ 12.00       $ 11.06
                                           ----------    ----------    ----------    ----------    ----------
 Income from investment operations:
     Net investment income...............     0.11          0.16          0.17          0.17          0.14
     Net realized and unrealized gain on
       investments.......................     8.85          1.93          2.83          0.18          0.97
                                           ----------    ----------    ----------    ----------    ----------
 Total income from investment
  operations.............................     8.96          2.09          3.00          0.35          1.11
                                           ----------    ----------    ----------    ----------    ----------
 Less distributions and dividends:
     Dividends to shareholders from net
       investment income.................   (0.11)        (0.16)        (0.20)        (0.15)        (0.15)
     Distributions to shareholders from
       net realized gain.................   (0.12)        (0.08)        (0.08)        (0.07)        (0.02)
                                           ----------    ----------    ----------    ----------    ----------
 Total distributions.....................   (0.23)        (0.24)        (0.28)        (0.22)        (0.17)
                                           ----------    ----------    ----------    ----------    ----------
 Net asset value, end of year............  $ 25.43       $ 16.70       $ 14.85       $ 12.13       $ 12.00
                                           ----------    ----------    ----------    ----------    ----------
                                           ----------    ----------    ----------    ----------    ----------
 Ratios/supplemental data
     Total return........................    54.01%        14.11%        25.10%         2.90%        10.00%
     Net assets, end of year (in 000's)..  $212,310      $80,915       $54,638       $31,369       $17,229
     Ratio of expenses to average net
       assets............................     0.98%(1)      0.98%(1)      0.90%(2)      0.75%(2)      0.75%(2)
     Ratio of net investment income to
       average net assets................     0.62%(1)      1.01%(1)      1.38%(2)      1.67%(2)      1.41%(2)

--------------------------------------------------------------------------------

(1) Had the expense payment agreement not been in place the ratio of net investment income and expenses to average net assets for the years ended July 31, 1997 and 1996, would have been 0.76% and 0.84%, and 0.92% and 1.07%, respectively.

(2) Reflects a voluntary waiver of fees by the Administrator and Adviser due to limitations set forth in the expense payment agreement. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995, 1994, and 1993 would have been 1.13% and 1.15%, 1.39% and
    1.03%, and 1.26% and 0.90%, respectively.

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. Domini Social Equity Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 73.1% at July 31, 1997). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

    A. VALUATION OF INVESTMENTS. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

    C. FEDERAL TAXES. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

    D. OTHER. All net investment income of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio.

2.  TRANSACTIONS WITH AFFILIATES.

    A. ADMINISTRATION. The Fund has retained Signature to serve as Administrator and Distributor. Signature provided administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers and Trustees affiliated with Signature. For its services and facilities, Signature receives fees computed and paid monthly from the Fund at an annual rate equal to 0.20% of the average daily net assets of the Fund for the Fund's then-current fiscal year. Prior to October 4, 1996 Signature received fees computed daily and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Fund.

    B. DISTRIBUTION. The Trustees have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Signature acts as agent of the Fund and principal underwriter of shares of the Fund pursuant to the Plan. Under the Plan, Signature may receive a fee from the Fund at an annual rate

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JULY 31, 1997
--------------------------------------------------------------------------------
not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

    C. EXPENSE PAYMENT FEE. Under an expense payment agreement with the Sponsor the Administrator pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.98% of the Fund's average daily net assets. For the year ended July 31, 1997, Signature incurred $746,706 in expenses on behalf of the Fund, including the Fund's share of the Portfolio's expenses. The expense payment agreement will terminate on December 31, 1999 unless sooner terminated on mutual consent of the parties.

3. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio aggregated $90,705,109 and $15,351,075, respectively.

4. MANAGEMENT RESTRUCTURING. The Trustees of the Portfolio and the Fund, respectively, have approved certain changes in service providers to the Portfolio and Fund, subject to a vote of the Portfolio's investors and the Fund's shareholders at a meeting on October 21, 1997. These changes include:

- The appointment of Domini Social Investments LLC ("DSI") as investment manager of the Portfolio to replace KLD as investment advisor of the Portfolio.

- Approval of a Sub-management Agreement under which MEA will continue to provide day-to-day portfolio management services to the Portfolio.

- The appointment of DSI as Sponsor of the Fund for which DSI will be entitled to a fee at an annual rate equal to 0.50% of the Fund's average daily net assets. For a period of one year from the adoption of the agreement Sponsor fees will be waived to the extent necessary to reduce the Fund's annual operating expenses to 0.98%. DSI will perform certain oversight, administrative and management functions which are now performed by Signature as Administrator.

5. SUBSEQUENT EVENT. On August 20, 1997, the Trustees of the Fund approved a plan to terminate the Fund's expense payment agreement with Signature. In consideration of the early termination of that agreement the Fund has agreed to pay Signature approximately $550,000. On August 20, 1997, the Fund accrued the final payment amount plus expenses associated with the termination of the agreement. On September 17, 1997, the Fund paid the final payment amount to Signature.

                      [LOGO]

                          Independent Auditors' Report

The Board of Trustees
Domini Social Equity Fund:

    We have audited the accompanying statement of assets and liabilities of the Domini Social Equity Fund as of July 31, 1997, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Equity Fund as of July 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                                       [SIG]

Boston, Massachusetts
September 19, 1997

PORTFOLIO INVESTMENT ADVISER
Kinder, Lydenberg, Domini & Co., Inc.
129 Mt. Auburn Street
Cambridge, MA 02138

PORTFOLIO INVESTMENT MANAGER
Mellon Equity Associates
500 Grant Street, Suite 3700
Pittsburgh, PA 15258

DISTRIBUTOR
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA 02116
(800) 762-6814

CUSTODIAN
Investors Bank & Trust Company
89 South Street
Boston, MA 02111

SHAREHOLDER SERVICE AGENT
Fundamental Shareholder Services, Inc.
P.O. Box 117
New York, NY 10274-117
(800) 782-4165

AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, MA 02110

                      ANNUAL
                      REPORT

                  JULY 31, 1997

              THOUSANDS OF STARFISH
                HAD WASHED ASHORE.
        A LITTLE GIRL BEGAN THROWING THEM
        IN THE WATER SO THEY WOULDN'T DIE.
      "DON'T BOTHER, DEAR" HER MOTHER SAID,
            "IT WON'T REALLY MAKE ANY
          DIFFERENCE." THE GIRL STOPPED
            FOR A MOMENT AND LOOKED AT
            THE STARFISH IN HER HAND.
            "IT WILL MAKE A DIFFERENCE
                  TO THIS ONE."
                        .

         [LOGO] Printed on Recycled Paper

                                                          INVESTING FOR GOOD-SM-

--------------------------------------------------------------------------------
                                           THE DOMINI SOCIAL EQUITY FUND